                                                                   EXHIBIT 10.38

                             FIFTH AMENDMENT TO THE
                            PER-SE TECHNOLOGIES, INC.
                       EMPLOYEES' RETIREMENT SAVINGS PLAN

         THIS FIFTH AMENDMENT is made as of December 17, 2002, by PER-SE TECHNOLOGIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Primary Sponsor").

                                   WITNESSETH:

         WHEREAS, the Primary Sponsor maintains the Per-Se Technologies, Inc. Employees' Retirement Savings Plan (the "Plan") which was last amended and restated on January 20, 2000;

         WHEREAS, the Primary Sponsor now wishes to amend the Plan primarily to comply with and make changes required or permitted by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA");

         WHEREAS, this amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and any guidance issued thereunder; and

         WHEREAS, this amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

         NOW, THEREFORE, the Primary Sponsor does hereby amend the Plan effective as of January 1, 2002:

         1. By deleting the header language of Section 1.5 and substituting the following:

                  "1.5     `Annual Compensation' means the amount paid to an
         Employee by a Plan Sponsor and Affiliates during a Plan Year as compensation that would be subject to income tax withholding under Code
         Section 3401(a), (but without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, such as the exception for agricultural labor in Code Section 3401(a)(2), to the extent not in excess of $200,000 (for the Plan Year beginning in 2002), which amount shall be adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury, except for purposes of determining Highly Compensated Employees. Notwithstanding the above, Annual Compensation shall be determined as follows:"

         2.       By adding the following new Section 1.5A:

                  "1.5A    `Appeals Fiduciary' means an individual or group of
         individuals appointed to review appeals of claims for benefits payable due to a Member's Disability made pursuant to Plan Section 12.4."

         3. By deleting the existing Section 1.14 and substituting the following:

                  "1.14 `Disability' means a disability of a Member within the meaning of Code Section 72(m)(7), to the extent that the Member is, or would be, entitled to disability retirement benefits under the federal Social Security Act. The determination of whether or not a Disability exists shall be determined by the Plan Administrator and shall be substantiated by competent medical evidence."

         4. By deleting the existing Section 1.20 and substituting the following:

                  "1.20    `Eligible Retirement Plan' means any of the following
         that will accept a Distributee's Eligible Rollover Distribution:

                           (a) an individual retirement account described in Code Section 408(a);

                           (b) an individual retirement annuity described in Code Section 408(b);

                           (c) an annuity plan described in Code Section 403(a) or an annuity contract described in Code Section 403(b);

                           (d) a qualified trust described in Code Section 401(a); or

                           (e) an eligible plan under Code Section 457(b) which is maintained by a state or political subdivision of a state, or any agency or instrumentality of a state or political subdivision and which agrees to separately account for amounts transferred into such plan from this Plan."

         5. By deleting the existing Section 1.21 and substituting the following:

                  "1.21    `Eligible Rollover Distribution' means any
         distribution of all or any portion of the Distributee's Account, except that an Eligible Rollover Distribution does not include:

                           (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years of more;

                           (b)      any distribution to the extent such
                  distribution is required under Code Section 401(a)(9);

                           (c) any distribution which is made upon hardship of the Employee; and

                           (d) the portion of any distribution that is not includable in gross income (determined without regard to the exclusions for net unrealized appreciation with respect to employer securities)."

         6. By deleting the existing Section 1.35 and substituting the following:

                  "1.35    `Named Fiduciary' means only the following:

                           (a)      the Plan Administrator;

                           (b)      the Trustee;

                           (c)      the Investment Committee;

                           (d)      the Investment Manager; and

                           (e)      the Appeals Fiduciary."

         7. By deleting the existing Section 1.41 and substituting therefor the following:

                  "1.41    `Rollover Amount' means any amount transferred to the
         Fund by a Member, which amount qualifies as an Eligible Rollover Distribution under Code Sections 402(c)(4), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), or 457(e)(16), and any regulations issued thereunder."

         8. By deleting the existing Section 3.1 and substituting the following:

                  "3.1     (a)      The Plan Sponsor shall make a contribution
                  to the Fund on behalf of each Member who is an Eligible Employee and has elected to defer a portion of his Annual Compensation otherwise payable to him for the Plan Year and to have such portion contributed to the Fund. Except to the extent permitted under Section 3.1(c) and Code Section 414(v), the contribution made by a Plan Sponsor on behalf of a Member under this Section 3.1(a) shall be in an amount equal to the amount specified in the Member's deferral election, but not greater than twenty-five percent (25%) of the Member's Annual Compensation. Pursuant to Section 4 of Appendix A, the Plan Administrator may restrict the amount which Highly Compensated Employees may defer under this Section 3.1(a).

                           (b) Except to the extent permitted under Section 3.1(c) and Code Section 414(v), Elective Deferrals shall in no event exceed the limit set forth in Code Section 402(g) in any one taxable year of the Member. In the event the amount of Elective Deferrals exceeds Code Section 402(g) limit, in any one taxable year then,

                                    (1)      not later than the immediately
                           following March 1, the Member may designate to the Plan the portion of the Member's Deferral Amounts which consist of excess Elective Deferrals, and

                                    (2)      not later than the immediately
                           following April 15, the Plan may distribute the amount designated to it under Paragraph (1) above, as adjusted to reflect income, gain, or loss attributable to it through the end of the Plan Year, and reduced by any `Excess Deferral Amounts,' as defined in Appendix A hereto, previously distributed or recharacterized with respect to the Member for the Plan Year beginning with or within that taxable year.

                           The payment of the excess Elective Deferrals, as
                  adjusted and reduced, from the Plan shall be made to the Member without regard to any other provision in the Plan. In the event that a Member's Elective Deferrals exceed the Code
                  Section 402(g) limit, as adjusted, in any one taxable year under the Plan and other plans of the Plan Sponsor and its Affiliates, the Member shall be deemed to have designated for distribution under the Plan the amount of excess Elective Deferrals, as adjusted and reduced, by taking into account only Elective Deferral amounts under the Plan and other plans of the Plan Sponsor and its Affiliates.

                           (c) A Member who is eligible to contribute Deferral Amounts to the Plan and who has attained age 50 on or before the last day of the Plan Year shall be eligible to elect to have a portion of his Annual Compensation otherwise payable to him for the Plan Year contributed by the Plan Sponsor to the Fund on his behalf as catch-up contributions in accordance with and subject to the limitations of, Code
                  Section 414(v). Contributions made pursuant to this Section 3.1(c) shall not be taken into account for purposes of implementing the limitations set forth in Section 3.1(a), 3.1(b) and Appendix B hereto. The Plan shall not be treated as failing to satisfy the provisions of Appendix A, Appendix C or Code Section 410(b), as applicable, by reason of the making of the catch-up contributions as described in this Section 3.1(c).

                           (d)      Contributions made pursuant to this Section
                  3.1 shall be allocated to the Employee Deferral Account of the Member on whose behalf they were made as soon as reasonably practicable following the date of withholding by the Plan Sponsor and receipt by the Trustee.

                           (e) The elections under this Section 3.1 must be made before the Annual Compensation is payable and may only be made in such manner and subject to such rules and limitations as the Plan Administrator may prescribe and shall specify the percentage or dollar amount, as applicable, of Annual Compensation that the Member desires to defer pursuant to
                  Section 3.1(a) and/or 3.1(c) and to have contributed to the Fund. Once a Member has made an election for a Plan Year, the Member may revoke or modify his election to increase or reduce the rate of future deferrals, as provided in the administrative procedures established by the Plan Administrator."

         9. By deleting the existing Section 3.2 and substituting the following:

                  "3.2     Following the completion of a year of Service by a
Member, the Plan Sponsor proposes to make contributions to the Fund with respect to such Plan Year on behalf of each Member in an amount equal to fifty percent (50%) of the amount deferred by a Member pursuant to Plan Section 3.1(a), not in excess of six percent (6%) of the Member's Annual Compensation. The Board of Directors may, at its discretion, increase the percentage contribution under this Section 3.2 for all Members, or for any specified unit, division, subdivision, or location, or for any Members who participated in a specified prior plan that was merged into the Plan."

         10. By deleting the existing Section 3.5 and by substituting the following:

                  "3.5     Any Eligible Employee may, with the consent of the
         Plan Administrator and subject to such rules and conditions as the Plan Administrator may prescribe, transfer a Rollover Amount to the Fund (which may include, without limitation, prohibitions against transferring certain categories of Rollover Amounts to the Plan); provided, however, that the Plan Administrator shall not administer this provision in a manner which is discriminatory in favor of Highly Compensated Employees."

         11. By deleting the header language of Section 7.2 and substituting the following:

                  "7.2     A withdrawal pursuant to this Section 7.2 is
         designated a `Hardship Withdrawal' and is subject to the following rules: The Trustee shall, upon the direction of the Plan Administrator, withdraw all or portion of a Member's Employee Deferral Account consisting of Deferral Amounts (but not earnings thereon), including catch-up contributions made pursuant to Section 3.1(c), prior to the time such account is otherwise distributable in accordance with the other provisions of the Plan; provided, however, that any such withdrawal shall be made only if the Member is an Employee and demonstrates that he is suffering from `hardship' as determined herein. For purposes of this Section, a withdrawal will be deemed to be an account of hardship if the withdrawal is on account of:"

         12. By adding "and" to the end of Section 7.3(a)(1) and by deleting the existing Section 7.3(a)(2) and substituting the following:

                                    "(2)     the Plan Sponsor shall not permit
                           Elective Deferrals, including catch-up contributions as described in Code Section 414(v), for a period of six (6) months after the Member receives the withdrawal pursuant to this Section; and"

         13.      By deleting the existing Section 7.3(a)(3) in its entirety.

         14. By deleting the existing Section 9.4(b) and substituting the following:

                           "(b)     the payments to be made to a Member shall be
                  made in accordance with Code Section 401(a)(9) and the regulations issued thereunder, including the incidental benefit requirements. Notwithstanding the foregoing, effective as of January 1, 2003, any distributions pursuant to Code
                  Section 401(a)(9) shall be administered in accordance with the requirements of Appendix E hereto."

         15.      By adding the following new Section 11.8:

                  "11.8    Appeals Fiduciary. The Primary Sponsor shall appoint
         an Appeals Fiduciary. The Appeals Fiduciary shall be required to review claims for benefits payable due to a Member's Disability that are initially denied by the Plan Administrator and for which the claimant requests a full and fair review pursuant to Section
         12.3. The Appeals Fiduciary may not be the individual who made the initial adverse determination with respect to any claim he reviews and may not be a subordinate of any individual who made the initial adverse determination. The Appeals Fiduciary may be removed in the same manner in which appointed or may resign at any time by written notice of resignation to the Primary Sponsor. Upon such removal or resignation, the Primary Sponsor shall appoint a successor."

         16. By deleting the existing Section 12 and substituting the following:

                                   "SECTION 12
                             CLAIMS REVIEW PROCEDURE

                  12.1 If a Member or a Beneficiary is denied a claim for benefits under the Plan, the Plan Administrator shall provide to the claimant written notice of the denial within ninety (90) days (forty-five (45) days with respect to a denial of any claim for benefits due to the Member's Disability) after the Plan Administrator receives the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall the extension exceed a period of ninety (90) days (thirty
         (30) days with respect to a claim for benefits due to the Member's Disability) from the end of such initial period. With respect to a claim for benefits due to the Member's Disability, an additional extension of up to thirty (30) days beyond the initial 30-day extension period may be required for processing the claim. In such event, written notice of the extension shall be furnished to the claimant within the initial 30-day extension period. Any extension notice shall indicate the special circumstances requiring the extension of time, the date by which the Plan Administrator expects to render the final decision, the standards on which entitlement to benefits are based, the unresolved issues that prevent a decision on the claim and the additional information needed to resolve those issues.

                  12.2 If a Member or Beneficiary is denied a claim for benefits under a Plan, the Plan Administrator shall provide to such claimant written notice of the denial which shall set forth:

                           (a)      the specific reasons for the denial;

                           (b) specific references to the pertinent provisions of the Plan on which the denial is based;

                           (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary;

                           (d) an explanation of the Plan's claim review procedures, and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under Sections 502(a) of ERISA following an adverse benefit determination on review;

                           (e) in the case of a claim for benefits due to a Member's Disability, if an internal rule, guideline, protocol or other similar criterion is relied upon in making the adverse determination, either the specific rule, guideline, protocol or other similar criterion; or a statement that such rule, guideline, protocol or other similar criterion was relied upon in making the decision and that a copy of such rule, guideline, protocol or other similar criterion will be provided free of charge upon request; and

                           (f) in the case of a claim for benefits due to a Member's Disability, if a denial of the claim is based on a medical necessity or experimental treatment or similar exclusion or limit, an explanation of the scientific or clinical judgment for the denial, an explanation applying the terms of the Plan to the claimant's medical circumstances or a statement that such explanation will be provided free of charge upon request.

                  12.3 After receiving written notice of the denial of a claim or that a domestic relations order is a qualified domestic relations order, a claimant or his representative shall be entitled to:

                           (a) request a full and fair review of the denial of the claim or determination that a domestic relations order is a qualified domestic relations order by written application to the Plan Administrator (or Appeals Fiduciary in the case of a claim for benefits payable due to a Member's Disability);

                           (b) request, free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim;

                           (c) submit written comments, documents, records, and other information relating to the denied claim to the Plan Administrator or Appeals Fiduciary, as applicable; and

                           (d) a review that takes into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

                  12.4     (a)      If a claimant wishes a review of the
                  decision denying his claim to benefits under the Plan, other than a claim described in Subsection (b) of this Section 12.4, or if a claimant wishes to appeal a decision that a domestic relations order is a qualified domestic relations order, he must submit the written application to the Plan Administrator within sixty (60) days after receiving written notice of the denial or notice that the domestic relations order is a qualified domestic relations order.

                           (b) If the claimant wishes a review of the decision denying his claim to benefits under the Plan due to a Member's Disability, he must submit the written application to the Appeals Fiduciary within one hundred eighty (180) days after receiving written notice of the denial. With respect to any such claim, in deciding an appeal of any denial based in whole or in part on a medical judgment (including determinations with regard to whether a particular treatment, drug, or other item is experimental, investigational, or not medically necessary or appropriate), the Appeals Fiduciary shall

                                    (i)      consult with a health care
                           professional who has appropriate training and experience in the field of medicine involved in the medical judgment; and

                                    (ii)     identify the medical and vocational
                           experts whose advice was obtained on behalf of the Plan in connection with the denial without regard to whether the advice was relied upon in making the determination to deny the claim.

                  Notwithstanding the foregoing, the health care professional consulted pursuant to this Subsection (b) shall be an individual who was not consulted with respect to the initial denial of the claim that is the subject of the appeal or a subordinate of such individual.

                  12.5 Upon receiving such written application for review, the Plan Administrator or Appeals Fiduciary, as applicable, may schedule a hearing for purposes of reviewing the claimant's claim, which hearing shall take place not more than thirty (30) days from the date on which the Plan Administrator or Appeals Fiduciary received such written application for review.

                  12.6 At least ten (10) days prior to the scheduled hearing, the claimant and his representative designated in writing by him, if any, shall receive written notice of the date, time, and place of such scheduled hearing. The claimant or his representative, if any, may request that the hearing be rescheduled, for his convenience, on another reasonable date or at another reasonable time or place.

                  12.7 All claimants requesting a review of the decision denying their claim for benefits may employ counsel for purposes of the hearing.

                  12.8 No later than sixty (60) days (forty-five (45) days with respect to a claim for benefits due to the Member's Disability) following the receipt of the written application for review, the Plan Administrator or the Appeals Fiduciary, as applicable, shall submit its decision on the review in writing to the claimant involved and to his representative, if any, unless the Plan Administrator or Appeals Fiduciary determines that special circumstances (such as the need to hold a hearing) require an extension of time, to a day no later than one hundred twenty (120) days (ninety (90) days with respect to a claim for benefits due to the Member's Disability) after the date of receipt of the written application for review. If the Plan Administrator or Appeals Fiduciary determines that the extension of time is required, the Plan Administrator or Appeals Fiduciary shall furnish to the claimant written notice of the extension before the expiration of the initial sixty (60) day (forty-five (45) days with respect to a claim for benefits due to the Member's Disability) period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator or Appeals Fiduciary expects to render its decision on review. In the case of a decision adverse to the claimant, the Plan Administrator or Appeals Fiduciary shall provide to the claimant written notice of the denial which shall include:

                           (a)      the specific reasons for the decision;

                           (b) specific references to the pertinent provisions of the Plan on which the decision is based;

                           (c) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits;

                           (d) an explanation of the Plan's claim review procedures, and the time limits applicable to such procedures, including a statement of the claimant's right to bring an action under Section 502(a) of ERISA following the denial of the claim upon review;

                           (e) in the case of a claim for benefits due to the Member's Disability, if an internal rule, guideline, protocol or other similar criterion is relied upon in making the adverse determination, either the specific rule, guideline, protocol or other similar criterion; or a statement that such rule, guideline, protocol or other similar criterion was relied upon in making the decision and that a copy of such rule, guideline, protocol or other similar criterion will be provided free of charge upon request;

                           (f) in the case of a claim for benefits due to a Member's Disability, if a denial of the claim is based on a medical necessity or experimental treatment or similar exclusion or limit, an explanation of the scientific or clinical judgment for the denial, an explanation applying the terms of the Plan to the claimant's medical circumstances or a statement that such explanation will be provided free of charge upon request; and

                           (g) in the case of a claim for benefits due to a Member's Disability, a statement regarding the availability of other voluntary alternative dispute resolution options."

         17. By deleting the existing Section 19 and substituting the following:

                                   "SECTION 19
                      INCORPORATION OF SPECIAL LIMITATIONS

                  Appendices A, B, C, D, and E to the Plan, attached hereto, are incorporated by reference and the provisions of the same shall apply notwithstanding anything to the contrary contained herein."

         18. By deleting the existing last sentence of the first paragraph of Section 3 of Appendix A in its entirety.

         19. By deleting the existing Section 4 of Appendix A and substituting the following.

                  "The Plan Administrator shall have the responsibility of monitoring the Plan's compliance with the limitations of this Appendix A and shall have the power to take all steps it deems necessary or appropriate to ensure compliance, including, without limitation, restricting the amount which Highly Compensated Eligible Members can elect to have contributed pursuant to Plan Section 3.1(a). Any actions taken by the Plan Administrator pursuant to this Section 4 shall be pursuant to non-discriminatory procedures consistently applied."

         20. By deleting the existing third and fourth sentences of the last paragraph of Section 5 of Appendix A and substituting the following:

                  "The `contribution percentage' for Highly Compensated Eligible Members and for all other Eligible Members for a Plan Year shall be the average of the ratios, calculated separately for each Member, of (A) to
         (B), where (A) is the amount of Matching Contributions under the Plan (excluding Qualified Matching Contributions which are used to apply the test set forth in Section 2 of this Appendix A) and nondeductible employee contributions made under the Plan for the Eligible Member for the Plan Year, and where (B) is the Annual Compensation of the Eligible Member for the Plan Year."

         21. By deleting the existing last sentence of the first paragraph of Section 6 of Appendix A in its entirety.

         22. By deleting the existing Section 1 of Appendix B and substituting the following:

                  "Except to the extent permitted under Plan Section 3.1(c) and Code Section 414(v), if applicable, the `annual addition' for any Member for any one limitation year may not exceed the lesser of:

                  (a)      $40,000, as adjusted under Code Section 415(d); or

                  (b)      100% of the Member's Annual Compensation.

                  The limit described in Subsection (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or 419A(f)(2)) which is otherwise treated as an annual addition."

         23. By deleting the existing Section 2 of Appendix B and substituting the following:

                  "For the purposes of this Appendix B, the term `annual addition' for any Member means for any limitation year, the sum of certain Plan Sponsor, Affiliate, and Member contributions, forfeitures, and other amounts as determined in Code Section 415(c)(2) in effect for that limitation year. Member contributions shall be determined without regard to Rollover Amounts, employee contributions to a simplified employee pension which are excludable from gross income under Code Section 401(k)(6), and catch-up contributions as described in Code Section 414(v)."

         24. By adding the following new paragraph to the end of Section 6 of Appendix B:

                  "Notwithstanding anything contained in the Plan to the contrary, the Plan Administrator may modify the provisions of this
         Section 6 with respect to reduction of Member's Accounts in accordance with such procedures as the Plan Administrator may establish with respect to catch-up contributions described in Code Section 414(v)."

         25. By deleting the existing Section 1(b) of Appendix C and substituting the following:

                           "(b)     `Key Employee' means an Employee or former
                  Employee (including a Beneficiary of a Key Employee or former Key Employee) who at any time during the Plan Year containing the Determination Date was:

                                    (1)      an officer of the Plan Sponsor or
                           any Affiliate whose Annual Compensation was greater than $130,000 (as adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury for Plan Years beginning after December 31, 2002) for the calendar year in which the Plan Year ends, where the term `officer' means an administrative executive in regular and continual service to the Plan Sponsor or an Affiliate; provided, however, that in no event shall the number of officers exceed the lesser of (A) fifty
                           (50) employees; or (B) the greater of (I) three (3) employees or (II) ten percent (10%) of the number of Employees during the Plan Year, with any non-integer being increased to the next integer. If for any year, no officer of the Plan Sponsor meets the requirements of this Subparagraph (1), the highest paid officer of the Plan Sponsor for the Plan Year shall be considered an officer for purposes of this Subparagraph (1);

                                    (2)      an owner of more than five percent
                           (5%) of the outstanding stock of the Plan Sponsor or an Affiliate or more than five percent (5%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate; or

                                    (3)      an owner of more than one percent
                           (1%) of the outstanding stock of the Plan Sponsor or an Affiliate or more than one percent (1%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate, and who in such Plan Year had Annual Compensation from the Plan Sponsor and all of its Affiliates of more than $150,000.

                           For purposes of determining ownership under
                  Subsections (2) and (3) above, the rules set forth in Code
                  Section 318(a)(2) shall be applied as follows (i) in the case of any Plan Sponsor or Affiliate which is a corporation, by substituting five percent (5%) for fifty percent (50%) and,
                  (ii) in the case of any Plan Sponsor or Affiliate which is not a corporation, ownership shall be determined in accordance with Treasury Regulations which shall be based on principles similar to the principles of Code Section 318 (modified as described in Clause (i) above).

                           Employees other than Key Employees are sometimes
                  referred to in this Appendix C as `non-key employees.'"

         26. By deleting the existing Subsection (d)(1)(A)(i) of Section 1 of Appendix C and substituting the following:

                                    "(i)     the present value of the cumulative
                           Accrued Benefits (excluding catch-up contributions as described in Code Section 414(v) made in the Plan Year in which the determination is being made) under the Plan for all Key Employees exceeds sixty percent (60%) of the present value of the cumulative Accrued Benefits (excluding catch-up contributions as described in Code Section 414(v) for the current Plan
                           Year) under the Plan for all Members; and"

         27. By deleting the existing Subsection (d)(3)(C) of Section 1 of Appendix C and substituting the following:

                           "(C)     For purposes of determining the present
                  value of the cumulative accrued benefit under a plan for any Member in accordance with this Subsection, the present value shall be increased by the aggregate distributions made with respect to the Member (including distributions paid on account of death to the extent they do not exceed the present value of the cumulative accrued benefit existing immediately prior to death) under each plan being considered, and under any terminated plan which if it had not been terminated would have been in a Required Aggregation Group with the Plan, during the one-year period ending on the Determination Date or the last day of the Plan Year that falls within the calendar year in which the Determination Date falls. In the case of a distribution made with respect to a Member made for a reason other than separation from service, death, or disability, this provision shall applied by substituting a five-year period for the one-year period."

         28. By deleting the existing Subsection (d)(3)(F) of Section 1 of Appendix C and substituting the following:

                           "(F)     For purposes of this Paragraph (3), if any
                  Employee has not performed any service for a Plan Sponsor or an Affiliate maintaining the Plan during the one-year period ending on the Determination Date, any accrued benefit for that Employee shall not be taken into account."

         29.      By deleting the existing header language of Subsection (b) of
Section 2 of Appendix C and substituting the following:

                           "(b)     The percentage referred to in Subsection (a)
                  of this Section for any Plan Year shall not exceed the percentage at which allocations are made or are required to be made under the Plan for the Plan Year for the Key Employee for whom the percentage is highest for a Plan Year. For purposes of this Paragraph, an allocation to the Account of a Key Employee resulting from any Plan Sponsor contribution attributable to a salary reduction or similar agreement shall be taken into account but allocations of catch-up contributions as described in Code Section 414(v) shall not be taken into account."

         30.      Effective as of January 1, 2003, by adding the following
Appendix E:

                                   "APPENDIX E
                        MINIMUM DISTRIBUTION REQUIREMENTS

                                    SECTION 1
                                  GENERAL RULES

                  (a) Effective Date and Precedence. The provisions of this Appendix E will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year. The requirements of this Appendix E will take precedence over any inconsistent provisions of the Plan.

                  (b) Requirements of Treasury Regulations Incorporated. All distributions required under this Section will be determined and made in accordance with the Treasury Regulations under Code Section 401(a)(9).

                  (c) TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Appendix E, distributions may be made under a designation made before January 1, 1984, in accordance with
         Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

                                    SECTION 2
                         TIME AND MANNER OF DISTRIBUTION

                  (a) Required Beginning Date. The Member's entire interest will be distributed, or begin to be distributed, to the Member no later than the Member's Required Beginning Date.

                  (b) Death of Member Before Distributions Begin. If the Member dies before distributions begin, the Member's entire interest will be distributed, or begin to be distributed, no later than as follows:

                           (1) If the Member's surviving spouse is the Member's sole Designated Beneficiary, then, distributions to the surviving spouse will begin by December

                  31 of the calendar year immediately following the calendar year in which the Member died, or by December 31 of the calendar year in which the Member would have attained age 70-1/2, if later.

                           (2) If the Member's surviving spouse is not the Member's sole Designated Beneficiary, then, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Member died.

                           (3) If there is no Designated Beneficiary as of September 30 of the year following the year of the Member's death, the Member's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Member's death.

                           (4) If the Member's surviving spouse is the Member's sole Designated Beneficiary and the surviving spouse dies after the Member but before distributions to the surviving spouse begin, this Section 2(b), other than Section 2(b)(1) of this Appendix E, will apply as if the surviving spouse were the Member.

                  For purposes of this Section 2(b) and Section 4 of this Appendix E, unless Section 2(b)(4) of this Appendix E applies, distributions are considered to begin on the Member's Required Beginning Date. If Section 2(b) of this Appendix E applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 2(b)(1) of this Appendix E. If distributions under an annuity purchased from an insurance company irrevocably commence to the Member before the Member's Required Beginning Date (or to the Member's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 2(b)(1)), the date distributions are considered to begin is the date distributions actually commence.

                  (c) Forms of Distribution. Unless the Member's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year, distributions will be made in accordance with Sections 3 and 4 of this Appendix E. If the Member's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the regulations issued thereunder.

                                    SECTION 3
             REQUIRED MINIMUM DISTRIBUTIONS DURING MEMBER'S LIFETIME

                  (a) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Member's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

                           (1) the quotient obtained by dividing the Member's Account Balance by the distribution period in the Uniform Lifetime Table set forth in Section

                  1.401(a)(9)-9 of the Treasury Regulations, using the Member's age as of the Member's birthday in the Distribution Calendar Year; or

                           (2) if the Member's sole Designated Beneficiary for the Distribution Calendar Year is the Member's spouse, the quotient obtained by dividing the Member's Account Balance by the number in the Joint and Last Survivor Table set forth in
                  Section 1.401(a)(9)-9 of the Treasury Regulations, using the Member's and spouse's attained ages as of the Member's and spouse's birthdays in the Distribution Calendar Year.

                  (b) Lifetime Required Minimum Distributions Continue Through Year of Member's Death. Required minimum distributions will be determined under this Section 3 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Member's date of death.

                                    SECTION 4
               REQUIRED MINIMUM DISTRIBUTIONS AFTER MEMBER'S DEATH

                  (a)      Death On or After Date Distributions Begin.

                           (1) Member Survived by Designated Beneficiary. If the Member dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Member's death is the quotient obtained by dividing the Member's Account Balance by the longer of the remaining Life Expectancy of the Member or the remaining Life Expectancy of the Member's Designated Beneficiary, determined as follows:

                                    (i)      The Member's remaining Life
                           Expectancy is calculated using the age of the Member in the year of death, reduced by one for each subsequent year.

                                    (ii)     If the Member's surviving spouse is
                           the Member's sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Member's death using the surviving spouse's age as of the spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving spouse's death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                                    (iii)    If the Member's surviving spouse is
                           not the Member's sole Designated Beneficiary, the Designated Beneficiary's remaining Life Expectancy is calculated using the age of the Designated Beneficiary in the year following the year of the Member's death, reduced by one for each subsequent year.

                           (2) No Designated Beneficiary. If the Member dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Member's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Member's death is the quotient obtained by dividing the Member's Account Balance by the Member's remaining Life Expectancy calculated using the age of the Member in the year of death, reduced by one for each subsequent year.

                  (b)      Death Before Date Distributions Begin.

                           (1) Member Survived by Designated Beneficiary. If the Member dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Member's death is the quotient obtained by dividing the Member's Account Balance by the remaining Life Expectancy of the Member's Designated Beneficiary, determined as provided in Section 4(a).

                           (2) No Designated Beneficiary. If the Member dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Member's death, distribution of the Member's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Member's death.

                           (3)      Death of Surviving Spouse Before
                  Distributions to Surviving Spouse Are Required to Begin. If the Member dies before the date distributions begin, the Member's surviving spouse is the Member's sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 2(b)(1) of this Appendix E, this Section (b) will apply as if the surviving spouse were the Member.

                                    SECTION 5
                                   DEFINITIONS

         As used in this Appendix E, the following words and phrases shall have the meaning set forth below:

                  (a) Designated Beneficiary. The individual who is designated as the Beneficiary under Section 1.6 of the Plan and is the designated Beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury Regulations.

                  (b) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Member's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Member's Required Beginning Date. For distributions beginning after the Member's death, the first distribution calendar year is the calendar year in which distributions are required to begin under
         Section 2(b). The required minimum distribution for the Member's first distribution calendar year will be made on or before the Member's

         Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Member's Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

                  (c) Life Expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury Regulations.

                  (d) Member's Account Balance. The Account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year ("Valuation Calendar Year") increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date. The Account balance for the Valuation Calendar Year includes any amounts rolled over or transferred to the Plan either in the Valuation Calendar Year or in the Distribution Calendar Year if distributed or transferred in the Valuation Calendar Year.

                  (e)      Required Beginning Date. The date specified in
         Section 9.5(c) of the Plan."

         Except as specifically amended hereby, the Plan shall remain in full force and effect prior to this Fifth Amendment.

         IN WITNESS WHEREOF, the Primary Sponsor has caused this Fifth Amendment to be executed on the day and year first above written.



                                       PER-SE TECHNOLOGIES, INC.



                                       By: /s/ PHILIP M. PEAD
                                          --------------------------------------
                                          Philip M. Pead
                                          President and Chief Executive Officer

[CORPORATE SEAL]

ATTEST:



By: /s/ PAUL J. QUINER
   ------------------------------
   Paul J. Quiner
   Corporate Secretary